                                      PECO Energy Company Subsidiary Companies
                                          Consolidating Statement of Income
                                        Twelve Months Ended December 31, 1997
                                                 (Thousands of Dollars)

                                                                  Exhibit A
                                                                   1 of 28

                                                                     PECO
                                   Consol.                  Comb.   Energy
                                   Totals     Eliminations  Totals   Co.
                                 ----------  ------------  ------- -----
Operating Revenues
 Electric                        $4,166,669  $43,837   $4,210,506  $4,166,078
 Gas                                451,232        -      451,232     451,232
 Nonutility Subsidies                65,270        -       65,270           -
                                 ----------  -------   ----------  ----------
   Total Operatingvenues          4,683,171   43,837    4,727,008   4,617,310
                                 ----------  -------   ----------  ----------
Operating Expenses
 Fuel and Energy Inter.           1,355,953        -    1,355,953   1,315,979
 Operating and Maint.             1,455,886   43,837    1,499,723   1,423,326
 Depreciation                       581,265        -      581,265     578,934
 Taxes Other Than Incom             310,284        -      310,284     307,459
                                 ---------- --------    ---------   ---------
   Total Operating Expes          3,703,388   43,837    3,747,225   3,625,698
                                  --------- --------    ---------   ---------
Operating Income                    979,783        -      979,783     991,612
                                  --------- --------    ---------   ---------
Other Income and Deductions
 Interest Charges                  (372,929) (34,040)    (406,969)   (376,931)
   Company Obligated Mandatorily
     Redeemable Preferred
     Securities of a Partnership,
     which holds Solely
     Subordinated Debentures of the
     Company                        (28,990)       -      (28,990)    (28,990)
   Allowance for Funds Used During
     Construction                    21,770        -       21,770      21,000
   Settlement of Salem Litigation
                                     69,849        -       69,849      69,849
Equity in Earnings of Subsidiary
   Companies                              -  (23,658)     (23,658)    (21,702)
Other, Net                          (48,158)  34,040      (14,118)    (37,987)
                                    --------- ---------    --------  --------
Total Other Income and Deductions
                                   (358,458) (23,658)    (382,116)   (374,761)
                                  --------- ---------    --------    --------
Income Before Income Taxes and
 Extraordinary Item                 621,325  (23,658)     597,667     616,851
                                   --------- ---------    --------   --------
Income Taxes                        284,767         -      284,767    289,415
                                   --------- ---------    --------   --------
Income Before Extraordinary Item
                                    336,558   (23,658)     312,900    327,436
                                     --------- ----------   --------  --------
Extraordinary Item               (1,833,664)        -   (1,833,664)(1,824,542)
                                    ---------- ----------  --------- ---------
Net (Loss)/Income               $(1,497,106) $(23,658) $(1,520,764) $(1,497,106)
                                 ============ ========== ========== ==========

                                       PECO Energy Company Subsidiary Companies
                                           Consolidating Statement of Income
                                        Twelve Months Ended December 31, 1997
                                                  (Thousands of Dollars)

                                                                                                                    Exhibit A
                                                                                                                    2 of 28


                                     PECO
                                 Energy   Susq.     Susq.
                                 Power    Power     Electric   PECO Energy
                                 Company  Company   Company    Wireless
                                 -------- --------- --------   ----------
Operating Revenues
   Electric                      $  1,073 $ 17,217  $ 26,138   $     -
   Gas                                  -        -         -         -
   Nonutility Subsidiaries              -        -         -         -
                                 --------  -------  --------   --------
     Total Operating Revenues       1,073   17,217    26,138         -
                                 --------  -------  --------   --------
Operating Expenses
   Fuel and Energy Interchange          -        -         -         -
   Operating and Maintenance            -        -    25,937         -
   Depreciation                        45     1,615        -         -
   Taxes Other Than Income            209     2,361       60         -
                                 --------   -------   ------    -------
     Total Operating Expenses         254     3,976   25,997         -
                                 --------   -------   ------    -------
Operating Income                      819    13,241      141         -
                                 --------   -------   ------    -------
Other Income and Deductions
   Interest Charges                    (6)       (5)      (4)        -
   Company Obligated Mandatorily
     Redeemable Preferred
     Securities of a Partnership,
     which holds Solely
     Subordinated Debentures of the
     Company                            -         -        -         -
   Allowance for Funds Used During
     Construction                       -       770        -         -
   Settlement of Salem Litigation
                                        -         -        -         -
Equity in Earnings of Subsidiary
   Companies                          786         -        -         -
Other, Net                              -       130      106   (10,022)
                                    -----     -----      ---   -------
Total Other Income and Deductions     780       895      102   (10,022)
                                    -----     -----      ---   --------

Income Before Income Taxes and
   Extraordinary Item               1,599    14,136      243   (10,022)
                                    -----    ------      ---   --------
Income Taxes                          302     5,093      176    (3,508)
                                    -----    ------      ---   --------
Income Before Extraordinary Item
                                    1,297     9,043       67    (6,514)
                                    -----    ------      ---   --------
Extraordinary Item                   (328)   (8,257)    (537)        -
                                    -----    ------     ----   --------
Net (Loss) / Income                 $ 969    $  786    $(470)  $(6,514)
                                    =====    ======    =====   =======

                                       PECO Energy Company Subsidiary Companies
                                           Consolidating Statement of Income
                                        Twelve Months Ended December 31, 1997
                                                 (Thousands of Dollars)

                                                                      Exhibit A
                                                                      3 of 28

                                       PECO        Eastern
                           PECO        Energy Cap. Pennsylvania
                           Energy Cap. Limited     Devel. Company  Adwin
                           Corporation Partnership --------------  Realty Co.
                           ----------- -----------                 ----------
Operating Revenues
   Electric               $    -       $    -      $    -          $    -
   Gas                         -            -           -               -
   Nonutility Subsidiaries     -            -                       2,141
                          --------     -------     -------        --------
     Total Operating Rev       -            -           -           2,141
                          --------     -------     -------        --------
Operating Expenses
   Fuel and Energy Inter.      -            -           -               -
   Operating and Maintenance   8          170           1           4,765
   Depreciation                -            -           -              56
   Taxes Other Than Income     -            -           -             124
                          --------     -------     -------        --------
     Total Operating Exp.      8          170           1           4,945
                          --------     -------     -------        --------
Operating Income              (8)        (170)         (1)         (2,804)
                          --------     -------     -------        --------
Other Income and Deductions
   Interest Charges            -      (29,953)          -             (70)
   Company Obligated Mandatorily
     Redeemable Preferred
     Securities of a Partnership,
     which holds Solely
     Subordinated Debentures of the
     Company                   -            -           -               -
   Allowance for Funds Used During
     Construction              -            -           -               -
   Settlement of Salem Litigation
                               -            -           -               -
Equity in Earnings of Subsidiary
   Companies                (236)           -      (2,506)              -
Other, Net                 4,149       29,887           -               -
                          ------       ------      -------       ---------
Total Other Inc and Ded    3,913         (66)      (2,506)            (70)
                          ------       ------      -------       ---------

Income Before Income Taxes and
   Extraordinary Item      3,905        (236)      (2,507)         (2,874)
                          ------       ------      -------       ---------
Income Taxes               1,366           -            -             629
                          ------       ------      -------       ---------
Income Before Extraordinary Item
                           2,539        (236)      (2,507)         (3,503)
                          ------       ------      -------       ---------
Extraordinary Item             -            -            -              -
                          ------       ------      -------       ---------
Net (Loss) / Income      $ 2,539       $(236)      $(2,507)      $ (3,503)
                         =======       ======      ========      =========

                                       PECO Energy Company Subsidiary Companies
                                           Consolidating Statement of Income
                                        Twelve Months Ended December 31, 1997
                                                 (Thousands of Dollars)

                                                                   Exhibit A
                                                                     4 of 28


                                          Energy       Eastern
                           Adwin Equip    Perform.    Pennsylvania   Horizon
                             Company      Services    Exploration    Energy Co
                           ------------   Incorp.      Company       ---------
                                         ---------    -----------
Operating Revenues
   Electric                $   -        $   -        $   -         $      -
   Gas                         -            -            -                -
   Nonutility Subsidiaries 2,627        16,270           -           39,414
                           -----        ------        ---------    ---------
     Total Operating Rev   2,627        16,270           -           39,414
                           -----        ------        ---------    ---------
Operating Expenses
   Fuel and Energy Inter.      -             -           -           39,974
   Operating and Maintenance 121        17,299           4           16,144
   Depreciation               18           571           -                -
   Taxes Other Than Income    58             -           -                -
                           -----        -------       ---------      -------
     Total Operating Exp.    197        17,870           4           56,118
                           -----        -------       ---------      -------
Operating Income           2,430        (1,600)         (4)         (16,704)
                           -----        ------        ---------      -------
Other Income and Deductions
   Interest Charges            -             -           -                -
   Company Obligated Mandatorily
     Redeemable Preferred
     Securities of a Partnership,
     which holds Solely
     Subordinated Debentures of the
     Company                   -                         -                -
   Allowance for Funds Used During
     Construction              -             -           -                -
   Settlement of Salem Litigation
                               -             -           -                -
Equity in Earnings of Subsidiary
   Companies                   -             -           -                -
Other, Net                     -          (169)          -                -
                            -----        -------      --------        -------
Total Other Income and Ded.    -          (169)          -                -
                            -----        -------      --------        -------

Income Before Income Taxes and
   Extraordinary Item      2,430        (1,769)         (4)         (16,704)
                           -----         -------      --------       --------
Income Taxes                  97          (433)          4           (5,829)
                           -----         -------      --------       --------
Income Before Extra. Item  2,333        (1,336          (8)         (10,875)
                           -----         -------      --------       --------
Extraordinary Item             -             -           -                -
                           -----         -------      --------       --------
Net (Loss) / Income       $2,333       $(1,336)     $   (8)       $ (10,875)
                          ======        ========      ========      =========

                                       PECO Energy Company Subsidiary Companies
                                           Consolidating Statement of Income
                                        Twelve Months Ended December 31, 1997
                                                 (Thousands of Dollars)

                                                                  Exhibit A
                                                                    5 of 28


                                                                     Energy
                                                                    Trading
                                                  Exelon            Company
                                          --------------      -------------
Operating Revenues
   Electric                                   $      -           $      -
   Gas                                               -                  -
   Nonutility Subsidiaries                       4,818                  -
                                        --------------     --------------
     Total Operating Revenues                    4,818                  -
                                        --------------     --------------
Operating Expenses
   Fuel and Energy Interchange                       -                  -
   Operating and Maintenance                    11,948                  -
   Depreciation                                     26                  -
   Taxes Other Than Income                          13                  -
                                        --------------     --------------
     Total Operating Expenses                   11,987                  -
                                        --------------     --------------
Operating Income                                (7,169)                 -
                                        --------------     --------------
Other Income and Deductions
   Interest Charges                                  -                  -
   Company Obligated Mandatorily
     Redeemable Preferred Securities
     of a Partnership, which holds
     Solely Subordinated Debentures
     of the Company
                                                     -                  -
   Allowance for Funds Used During
     Construction                                    -                  -
   Settlement of Salem Litigation
                                                     -                  -
Equity in Earnings of Subsidiary
   Companies                                         -                  -
Other, Net                                           -               (212)
                                        --------------     --------------
Total Other Income and Deductions                    -               (212)
                                        --------------     --------------
Income Before Income Taxes and
   Extraordinary Item                           (7,169)              (212)
                                         -------------      -------------
Income Taxes                                    (2,471)               (74)
                                         -------------      -------------
Income Before Extraordinary Item
                                                (4,698)              (138)
                                         -------------      -------------
Extraordinary Item                                   -                  -
                                         -------------      -------------
Net (Loss) / Income                    $        (4,698)     $        (138)
                                         =============      =============

                                      PECO Energy Company and Subsidiaries
                    Consolidating Statement of Unappropriated Retained Earnings
                                    Twelve Months Ended December 31, 1997
                                             (Thousands of Dollars)
                                                                 Exhibit A
                                                                  6 of 28




                                                                      PECO
                                Consol.                  Combined    Energy
                                Totals     Eliminations  Totals      Company
                                -------    ------------  --------    -------
Balance at January 1, 1997      $1,127,041 $        -   $ 1,127,041 $ 1,171,539

Additions:
   Net Income for twelve  months  ended  December 31, 1997  excluding  Equity in
   Earnings of Subsidiary Companies)
                                (1,497,106)         -    (1,497,106) (1,475,404)

Dividends Received from
   Subsidiary Companies                  -     (2,399        (2,399)     (4,517)
                                 ---------      -----     ---------   ---------
     Total Additions            (1,497,106)    (2,399)   (1,499,505) (1,479,921)
                                 ---------      -----     ---------   ---------
Deductions:
   Expenses in Connection with
       Issuance of Preferred Stock
                                       (98)         -           (98)          -

   Cash Dividend Declared
     Preferred Stock                 16,805         -        16,805      16,805
     Common Stock                   400,578    (2,399)      398,179     400,578

Divestment/Other                          -         -             -           -

Stock Repurchase Forward Interest
                                      4,889         -         4,889       4,889

Issuance of Stock
   Long-Term Incentive Plan               -         -             -           -
                                      ------    ------     --------      -----
     Total Deductions                422,174   (2,399)      419,775     422,272
                                     -------    ------     --------     -------
Balance at December 31, 1997       $(792,239)  $    -     $(792,239)  $(730,654)
                                    ========    ======     ========    ========

                                           PECO Energy Company and Subsidiaries
                    Consolidating Statement of Unappropriated Retained Earnings
                                         Twelve Months Ended December 31, 1997
                                                 (Thousands of Dollars)
                                                                    Exhibit A
                                                                    7 of 28



                                PECO
                                Energy    Susquehanna   Susquehanna    PECO
                                Power     Power         Electric       Energy
                                Company   Company       Company        Wireless
                                -------   ----------    -----------    -------
Balance at January 1, 1997     $  948     $  6,446      $    6         $   78

Additions:
   Net Income for twelve  months  ended  December 31, 1997  excluding  Equity in
   Earnings of Subsidiary Companies)
                                  183          786        (470)        (6,514)
Dividends Received from
   Subsidiary Companies         9,166            -           -              -
                               ------     --------      -------       --------
     Total Additions            9,349          786        (470)        (6,514)
                               ------     --------      -------       ---------
Deductions:
   Expenses in Connection with
       Issuance of Preferred Stock
                                    -            -           -              -

   Cash Dividend Declared
     Preferred Stock                -            -           -              -
     Common Stock               9,693        9,166           -              -

Divestment/Other

Stock Repurchase Forward Interest
                                    -            -           -              -

Issuance of Stock
   Long-Term Incentive Plan         -            -           -              -
                                ------       ------      ------         -------
     Total Deductions            9,693        9,166          -              -
                                ------       ------      ------         -------
Balance at December 31, 1997   $   604      $(1,934)    $ (464)        $(6,436)
                               =======      =======     =======       =========

                                         PECO Energy Company and Subsidiaries
                    Consolidating Statement of Unappropriated Retained Earnings
                                        Twelve Months Ended December 31, 1997
                                                (Thousands of Dollars)

                                                                    Exhibit A
                                                                      8 of 28

                                                                      PECO
                               PECO          Energy       Eastern
                               Energy        Capital      Pennsylvania   Adwin
                               Capital       Limited       Development   Realty
                               Corporation   Partnership    Company        Co.
                               ------------- ------------ ------------   ------
Balance at January 1, 1997     $    (25)     $ (10,656)   $ 3,370     $(14,891)

Additions:
   Net Income for twelve  months  ended  December 31, 1997  excluding  Equity in
   Earnings of Subsidiary Companies)
                                  2,775           (236)        (1)      (3,503)

Dividends Received from
   Subsidiary Companies               -              -     (3,524)           -
                                  ------     ---------     --------    --------
     Total Additions               2,775          (236)    (3,525)      (3,503)
                                  ------     ---------     --------    --------
Deductions:
   Expenses in Connection with
       Issuance of Preferred Stock
                                       -           (98)         -            -

   Cash Dividend Declared
     Preferred Stock                                            -            -
     Common Stock                  2,231             -     (3,524)           -

Divestment/Other                       -             -          -            -

Stock Repurchase Forward Interest
                                       -             -          -            -

Issuance of Stock
   Long-Term Incentive Plan            -             -          -            -
                                  -------      ---------   -------     --------
     Total Deductions               2,231          (98)    (3,524)           -
                                  -------      ---------   -------     --------
Balance at December 31, 1997     $    519     $ (10,794)  $ 3,369     $(18,394)
                                 ========      =========   =======     ========

                                        PECO Energy Company and Subsidiaries
                     Consolidating Statement of Unappropriated Retained Earnings
                                       Twelve Months Ended December 31, 1997
                                                (Thousands of Dollars)

                                                                    Exhibit A
                                                                     9 of 28


                         (Sub of EPDC)   Energy        Eastern
                             Adwin       Performance   Pennsylvania   Horizon
                             Equip       Services      Exploration    Energy
                             Co.         Incorp.       Company        Company
                         ------------    ------------  ---------      -------
Balance at January 1, 1997 $ (5,857)     $ (5,831)     $(16,433)      $   (248)

Additions:
   Net Income for twelve  months  ended  December 31, 1997  excluding  Equity in
   Earnings of Subsidiary Companies)
                              2,333        (1,336)           (8)       (10,875)

Dividends Received from
   Subsidiary Companies           -             -             -              -
                              ------      --------     ---------      ---------
     Total Additions           2,333       (1,336)           (8)       (10,875)
                              ------      --------     ---------      ---------
Deductions:
   Expenses in Connection with
       Issuance of Preferred Stock
                                   -            -             -              -

   Cash Dividend Declared
     Preferred Stock               -            -             -              -
     Common Stock             (3,524)           -       (16,441)             -

Divestment/Other                   -            -             -              -

Stock Repurchase Forward Interest
                                   -            -             -              -

Issuance of Stock
   Long-Term Incentive Plan        -            -             -              -
                              -------      --------     ---------      --------
     Total Deductions          (3,524)          -       (16,441)             -
                              -------      --------     ---------      --------
Balance at December 31, 1997  $     -     $(7,167)      $     -       $(11,123)
                              =======     =========     =========      ========

                                         PECO Energy Company and Subsidiaries
                    Consolidating Statement of Unappropriated Retained Earnings
                                       Twelve Months Ended December 31, 1997
                                               (Thousands of Dollars)

                                                                    Exhibit A
                                                                    10 of 28


                                                                  (Sub of PECO)
                                                    Energy            Adwin
                                                    Trading          Equipment
                                  Exelon            Company           Company
                                  -----------       ------------   ----------
Balance at January 1, 1997        $  (1,405)        $     -        $    -

Additions:
   Net Income for twelve  months  ended  December 31, 1997  excluding  Equity in
   Earnings of Subsidiary Companies)
                                     (4,698)           (138)             -

Dividends Received from
   Subsidiary Companies                   -                         (3,524)
                                     --------       ---------       --------
     Total Additions                 (4,698)           (138)        (3,524)
                                     --------       ---------       --------
Deductions:
   Expenses in Connection with
       Issuance of Preferred Stock
                                          -               -              -

   Cash Dividend Declared
     Preferred Stock                      -               -              -
     Common Stock

Divestment/Other                          -               -              -

Stock Repurchase Forward Interest
                                          -               -              -

Issuance of Stock
   Long-Term Incentive Plan               -               -              -
                                      -------       --------       --------
     Total Deductions                     -               -              -
                                      -------       --------       --------
Balance at December 31, 1997        $ 6,103)      $    (138)      $  (3,524)
                                    ========      ==========      ==========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                    Exhibit A
                                                                    11 of 28


                                                                      PECO
                                 Consolidted            Combined      Energy
                                   Totals      Elimin.  Totals      Company
                                 -----------   -------  -------     -------
Assets

Utility Plant, at Original Cost
 Electric - Trans & Dist     $ 3,617,666     $     -   $ 3,617,666 $ 3,476,269
 Electric - Generation         1,434,895           -     1,434,895   1,434,895
 Gas                           1,071,819           -     1,071,819   1,071,819
 Common                          331,926           -       331,926     302,672
                             -----------     -------   -----------  ----------
                               6,456,306           -     6,456,306   6,285,655
 Less:  Accum. Prov. for Depr. 2,693,085           -     2,693,085   2,655,995
                             -----------     -------   -----------   ---------
                               3,763,221           -     3,763,221   3,629,660
Nuclear Fuel, Net                147,359           -       147,359     147,359
Construction Work in Progress    611,204           -       611,204     604,169
Leased Property, Net             175,933           -       175,933     175,933
                             -----------     -------   -----------   -----------
     Net Utility Plant         4,697,717           -     4,697,717   4,557,121
                             -----------     -------   -----------   -----------

Current Assets
 Cash and Temp Cash Invest.       41,350           -        41,350      31,617
   Accounts Receivable, net
     Customers                   191,666           -       191,666     173,350
     Other                       141,125     395,066       536,191     109,142
   Inventories, at Average Cost
     Fossil Fuel                  85,842           -        85,842      84,858
     Materials and Supplies       90,969           -        90,969      90,684
   Def.Gen. Costs Rcvr.in Rates  424,497           -       424,497     424,497
   Deferred Energy Costs - Gas    35,665           -        35,665      35,665
   Other                          22,963           -        22,963      19,852
                               ----------    --------    ----------   ---------
     Total Current Assets      1,034,077     395,066     1,429,143     969,665
                               ----------    --------    ----------   ---------

Deferred Debits and Other Assets
   Compet. Transition Charge   5,274,624           -     5,274,624   5,274,624
   Rcvrble Def.Income Taxes      590,872           -       590,872     588,131
   Deferred Limerick Costs             -           -             -           -
   Deferred Non-pension Postretirement Benefit Costs
                                  97,409           -        97,409      97,409
   Investments                   485,064           -       485,064     392,440
   Investments in Sub. Cos.            -     452,157       452,157     306,232
   Loss on Reacquired Debt        83,918           -        83,918      83,918
   Other                         126,692           -       126,692     118,519
                               ---------    ---------    ----------  ----------
    Tot.Def.Dbts & Othr Assts  6,658,579     452,157     7,110,736   6,861,273
                              ----------    ---------    ----------  ----------
   Total                     $12,390,373   $ 847,223   $13,237,596 $12,388,059
                             ===========   =========   =========== ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                    Exhibit A
                                                                     12 of 28

                                             PECO
                                             Energy     Susq.   Susq.   PECO
                                             Power      Pwr.    Elec.   Energy
                                             Company    Co.     Co.    Wireless
                                             ---------  ------  -----  ---------
Assets

Utility Plant, at Original Cost
   Electric - Transmission & Distribution    $ 6,103 $135,294  $   -  $      -
   Electric - Generation                           -        -      -         -
   Gas                                             -        -      -         -
   Common                                          -        -      -         -
                                             ------- --------  -----     -----
                                               6,103  135,294      -         -
     Less:  Accumulated Provision for Depr.      689   34,140      -         -
                                             ------- --------  -----     -----
                                               5,414  101,154      -         -
Nuclear Fuel, Net                                  -        -      -         -
Construction Work in Progress                      -    7,035      -         -
Leased Property, Net                               -        -      -         -
                                             -------  -------  -----     -----
     Net Utility Plant                         5,414  108,189      -         -
                                             -------  -------  -----     -----

Current Assets
   Cash and Temporary Cash Investments           235      609     73         1
   Accounts Receivable, net
     Customers                                     -        -      -         -
     Other                                      (644)   1,248  3,192    30,567
   Inventories, at Average Cost
     Fossil Fuel                                   -        -      -         -
     Materials and Supplies                        -        -    206         -
   Deferred Generation Costs Recoverable in Rates  -        -      -         -
   Deferred Energy Costs - Gas                     -        -      -         -
   Other                                          30      153     80         -
                                              ------    -----  -----    ------
     Total Current Assets                       (379)   2,010  3,551    30,568
                                              ------    -----  -----    ------

Deferred Debits and Other Assets
   Competitive Transition Charge                   -        -      -         -
   Recoverable Deferred Income Taxes              30     2,106     -         -
   Deferred Limerick Costs                         -         -     -         -
   Deferred Non-pension Postretirement Benefit Costs
                                                   -         -     -         -
   Investments                                   385     1,113     -    71,040
   Investments in Subsidiary Companies        91,829         -     -         -
   Loss on Reacquired Debt                         -         -     -         -
   Other                                           -        87  (354)        -
                                             -------    ------  -----    -----
     Total Deferred Debits and Other Assets   92,244      3,306 (354)   71,040
                                             -------    ------  ----- --------
   Total                                    $ 97,279    $13,505 $3,197 $101,608
                                           =========    ======= ====== =======

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                    Exhibit A
                                                                    13 of 28
                                                  PECO      East.
                                        PECO      Energy    Penn.     Adwin
                                        Capit.    Capital   Devel.    Realty
                                        Corp.     Partner.  Comp.     Company
                                        --------  --------  -------  ---------
Assets

Utility Plant, at Original Cost
   Electric - T & D                     $     -   $      -  $      -  $     -
   Electric - Generation                      -          -         -        -
   Gas                                        -          -         -        -
   Common                                     -          -         -   19,220
                                        -------   --------  --------  -------
                                              -          -         -   19,220
     Less:  Accumulated Provision for Depr.   -          -         -      388
                                        -------   --------  --------  -------
                                              -          -         -   18,832
                                        -------   --------  --------  -------
Nuclear Fuel, Net                             -          -         -        -
Construction Work in Progress                 -          -         -        -
Leased Property, Net                          -          -         -        -
                                        -------   --------  --------  -------
     Net Utility Plant                        -          -         -   18,832
                                        -------   --------  --------  -------

Current Assets
   Cash and Temporary Cash Investments      831          8         2    2,094
   Accounts Receivable, net
     Customers                                -          -         -    1,640
     Other                               31,382    360,175       192      187
   Inventories, at Average Cost
     Fossil Fuel                              -          -         -        -
     Materials and Supplies                   -          -         -        -
   Deferred Gen. Costs Rcvrble in Rates       -          -         -        -
   Deferred Energy Costs - Gas                -          -         -        -
   Other                                      -          -         -        -
                                         -------   -------    ------    -----
     Total Current Assets                 32,213   360,183       194    3,921
                                         -------   -------    ------    -----

Deferred Debits and Other Assets
   Competitive Transition Charge               -         -         -        -
   Recoverable Deferred Income Taxes           -         -         -        -
   Deferred Limerick Costs                     -         -         -        -
   Deferred Non-pension Postretirement Benefit Costs
                                               -         -         -        -
   Investments                                 -         -        28    4,297
   Investments in Subsidiary Companies    21,136         -    32,960        -
   Loss on Reacquired Debt                     -         -         -        -
   Other                                       -     2,764     2,428        -
                                          ------     -----    ------    -----
     Total Def. Debits and Other Assets   21,136     2,764    35,416    4,297
                                          ------     -----    ------    -----
   Total                                 $53,349  $362,947   $35,610  $27,050
                                         =======  ========   =======  =======

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)


                                                                   Exhibit A
                                                                   14 of 28
                                             Energy
                                             Performance                Horizon
                                             Services                   Energy
                                             Incorporated     Exelon    Company
                                             ------------     --------  -------
Assets

Utility Plant, at Original Cost
   Electric - T & D                          $      -         $     -   $    -
   Electric - Generation                            -               -        -
   Gas                                              -               -        -
   Common                                       8,985             622        -
                                             --------         -------   ------
                                                8,985             622        -
     Less:  Accumulated Provision for Depr.     1,735              25        -
                                             --------         -------   ------
                                                7,250             597        -
Nuclear Fuel, Net                                   -               -        -
Construction Work in Progress                       -               -        -
Leased Property, Net                                -               -        -
                                             --------         -------   ------
     Net Utility Plant                          7,250             597        -
                                             --------         -------   ------

Current Assets
   Cash and Temporary Cash Investments            837              14    2,465
   Accounts Receivable, net                         -               -        -
     Customers                                  4,350           2,010   10,316
     Other                                        391              30        -
   Inventories, at Average Cost
     Fossil Fuel                                    -             984        -
     Materials and Supplies                         -               -       79
   Deferred Generation Costs Recoverable in Rates   -               -        -
   Deferred Energy Costs - Gas                      -               -        -
   Other                                            -           2,660      156
                                               ------         -------   -------
     Total Current Assets                       5,578           5,698   13,016
                                               ------         -------   ------

Deferred Debits and Other Assets
   Competitive Transition Charge                    -               -        -
   Recoverable Deferred Income Taxes                -             605        -
   Deferred Limerick Costs                          -               -        -
   Deferred Non-pension Postretirement Benefit Costs
                                                    -               -        -
   Investments                                  3,600               -      171
   Investments in Subsidiary Companies              -               -        -
   Loss on Reacquired Debt                          -               -        -
   Other                                        3,248               -        -
                                              -------           ------   ------
     Total Deferred Debits and Other Assets     6,848             605      171
                                              -------           ------   ------
   Total                                    $  19,676         $ 6,900  $13,187
                                            =========          =======  ======

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                 Exhibit A
                                                                 15 of 28
                                                 (Sub of PECO)
                                                    Adwin           Energy
                                                  Equipment          Trading
                                                    Company          Company
                                                 ------------     ------------
Assets

Utility Plant, at Original Cost
   Electric - Transmission & Distribution       $       -           $       -
   Electric - Generation                                -                   -
   Gas                                                  -                   -
   Common                                             427                   -
                                              ------------        ------------
                                                      427                   -
     Less:  Accumulated Provision for Depreciation    113                   -
                                              ------------        ------------
                                                      314                   -
Nuclear Fuel, Net                                       -                   -
Construction Work in Progress                           -                   -
Leased Property, Net                                    -                   -
                                              ------------        ------------
     Net Utility Plant                                314                   -
                                              ------------        ------------

Current Assets
   Cash and Temporary Cash Investments              2,534                  30
   Accounts Receivable, net
     Customers                                          -                   -
     Other                                            329                   -
   Inventories, at Average Cost
     Fossil Fuel                                        -                   -
     Materials and Supplies                             -                   -
   Deferred Generation Costs Recoverable in Rates       -                   -
   Deferred Energy Costs - Gas                          -                   -
   Other                                               32                   -
                                               ------------        ------------
     Total Current Assets                           2,895                  30
                                               ------------        ------------

Deferred Debits and Other Assets
   Competitive Transition Charge                        -                   -
   Recoverable Deferred Income Taxes                    -                   -
   Deferred Limerick Costs                              -                   -
   Deferred Non-pension Postretirement Benefit Costs
                                                        -                   -
   Investments                                     11,802                 188
   Investments in Subsidiary Companies                  -                   -
   Loss on Reacquired Debt                              -                   -
   Other                                                -                   -
                                              ------------        ------------
     Total Deferred Debits and Other Assets        11,802                 188
                                              ------------        ------------
   Total                                    $      15,011        $        218
                                             ============        ============

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                   Exhibit A
                                                                   16 of 28

                                                                    PECO
                                     Consol.              Combined  Ener.
                                     Totals    Elimin.    Totals    Co.
                                     --------  --------   --------- ----
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                      $3,517,731 $ 182,790 $3,700,521 $3,517,731
   Other Paid-In Capital                  1,239   348,636    349,875     1,239
   Retained Earnings                   (792,239)  (79,329)  (871,568) (781,964)
                                     ---------- --------- ---------- ---------
                                      2,726,731   452,097  3,178,828 2,737,006

Preferred and Preference Stock
   Without Mandatory Redemption         137,472         -    137,472   137,472
   With Mandatory Redemption             92,700         -     92,700    92,700
Minority Interest in Preferred Securities of Subsidiaries
                                        352,085         -    352,085         -
Long-Term Debt                        3,859,620   360,175  4,219,795 4,213,316
Advance from Subsidiary Companies             -    31,442     31,442    31,382
                                      ---------   -------  --------- ---------
     Total Capitalization             7,168,608   843,714  8,012,322 7,211,876
                                      ---------   -------  --------- ---------

Current Liabilities
   Notes Payable, Bank                  405,260         -    405,260   401,500
   Long-Term Debt Due Within One Year   248,048         -    248,048   247,087
   Cap. Lease Oblig. Due W/I One Year    58,873         -     58,873    55,808
   Accounts Payable                     328,710     3,509    332,219   309,907
   Taxes Accrued                         61,641         -     61,641    65,655
   Deferred Income Taxes                185,741         -    185,741   185,696
   Interest Accrued                      77,911         -     77,911    77,911
   Dividend Payable                      16,969         -     16,969    16,969
   Other                                261,009         -    261,009   259,686
                                       --------    -------  --------  --------
     Total Current Liabilities        1,644,162      3,509 1,647,671 1,620,219
                                      ---------    ------- --------- ---------

Deferred Credits and Other Liabilities
   Capital Lease Obligations            120,125          -   120,125   120,125
   Deferred Income Taxes              2,298,611          - 2,298,611 2,279,787
   Unamortized Investment Tax Credits   318,065          -   318,065   317,147
   Pension Obligation                   211,596          -   211,596   210,738
   Non-Pension Postret. Benef. Obli.    324,850          -   324,850   324,258
   Other                                304,356          -   304,356   303,909
                                      ---------     ------ --------- ---------
     Total Def. Cred. and Other Liab. 3,577,603          - 3,577,603 3,555,964
                                      ---------     ------ --------- ---------
   Total                            $12,390,373   847,223 13,237,596 12,388,059
                                    ===========   ======= ========== =========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                    Exhibit A
                                                                     17 of 28

                                        PECO
                                        Energy     Susq.      Susq.    PECO
                                        Power      Power      Elect.   Energy
                                        Company    Company    Company  Wireless
                                       --------   --------   -------   -------
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                       $24,600     $ 47,047  $   10    $111,029
   Other Paid-In Capital               73,740       46,715   1,050           -
   Retained Earnings                   (1,332)      (1,934)   (463)     (6,437)
                                      --------    --------- -------   --------
                                       97,008       91,828     597     104,592

Preferred and Preference Stock
   Without Mandatory Redemption             -            -       -           -
   With Mandatory Redemption                -            -       -           -
Minority Interest in Preferred Securities of Subsidiaries
                                            -            -       -           -
Long-Term Debt                              -            -       -           -
Advance from Subsidiary Companies           -            -      60           -
                                      --------    --------- -------    -------
     Total Capitalization               97,008       91,828    657     104,592
                                      --------    --------- -------    -------

Current Liabilities
   Notes Payable, Bank                       -            -      -           -
   Long-Term Debt Due Within One Year        -            -      -           -
   Capital Lease Oblig. Due Within One Year  -            -      -           -
   Accounts Payable                       (844)         520    789           -
   Taxes Accrued                           446        4,669   (115)     (4,535)
   Deferred Income Taxes                     -            -      -           -
   Interest Accrued                          -            -      -           -
   Dividend Payable                          -            -      -           -
   Other                                    10            -    761           -
                                      ---------     -------- ------    -------
     Total Current Liabilities            (388)       5,189  1,435      (4,535)
                                      ---------     -------- ------    --------

Deferred Credits and Other Liabilities
   Capital Lease Obligations                 -            -      -           -
   Deferred Income Taxes                   659       15,570   (525)      1,551
   Unamortized Investment Tax Credits        -          918      -           -
   Pension Obligation                        -            -    858           -
   Non-Pension Postret. Benefits Oblig.      -            -    592           -
   Other                                     -            -    180           -
                                      ---------     -------- ------    -------
     Total Def. Cred. and Other Liab.      659       16,488  1,105       1,551
                                      ---------     -------- ------    -------
   Total                              $ 97,279      $113,505$3,197    $101,608
                                      =========     ======== ======   ========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                    Exhibit A
                                                                    18 of 28



                                     PECO       Energy      Eastern
                                     Energy     Capital     Penna.      Adwin
                                     Capital    Limited     Develop.    Realty
                                     Corp.      Partner.    Company     Company
                                     --------   -------     --------    --------
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                      $    -     $      -    $     1     $     1
   Other Paid-In Capital             53,014       21,656     54,015      43,814
   Retained Earnings                      -      (10,794)   (22,190)    (18,399)
                                     -------    --------     ------      ------
                                     53,014       10,862     31,826      25,416

Preferred and Preference Stock
   Without Mandatory Redemption           -            -          -          -
   With Mandatory Redemption              -            -          -          -
Minority Interest in Preferred Securities of Subsidiaries
                                          -      352,085          -          -
Long-Term Debt                            -            -      3,600          -
Advance from Subsidiary Companies         -            -          -          -
                                     -------    --------     ------      ------
     Total Capitalization             53,014     362,947     35,426      25,416
                                     -------    --------     ------      ------

Current Liabilities
   Notes Payable, Bank                     -           -          -          -
   Long-Term Debt Due Within One Year      -           -          -          -
   Cap. Lease Oblig. Due Within One Year   -           -          -          -
   Accounts Payable                      (16)          -         22        179
   Taxes Accrued                         351           -          1          907
   Deferred Income Taxes                   -           -          -          -
   Interest Accrued                        -           -          -          -
   Dividend Payable                        -           -          -          -
   Other                                   -           -        161        391
                                      --------    -------    --------    -------
     Total Current Liabilities           335           -        184      1,477
                                      --------    -------    --------    ------

Deferred Credits and Other Liabilities
   Capital Lease Obligations               -           -          -          -
   Deferred Income Taxes                   -           -          -        157
   Unamortized Investment Tax Credits      -           -          -          -
   Pension Obligation                      -           -          -          -
   Non-Pens.Postretirement Benef. Oblig.   -           -          -          -
   Other                                   -           -          -          -
                                      --------    -------    --------    ------
     Total Defer. Cred. and Other Liab.    -           -          -       157
                                      --------    -------    --------   ------
   Total                              $ 53,349   $362,947    $35,610    $27,050
                                     =========   ========    ========   =======

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                 Exhibit A
                                                                 19 of 28
                                         Energy
                                         Performance                 Horizon
                                         Services                    Energy
                                         Incorporated    Exelon      Company
                                         ------------    ---------   -----------
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                         $        1      $        -    $      100
   Other Paid-In Capital                    14,710          11,361       9,900
   Retained Earnings                        (7,167)         (6,103)    (11,123)
                                       ------------     ------------- ---------
                                             7,544           5,258      (1,123)

Preferred and Preference Stock
   Without Mandatory Redemption                  -               -           -
   With Mandatory Redemption                     -               -           -
Minority Interest in Preferred Securities of Subsidiaries
                                                 -               -           -
Long-Term Debt                               2,879               -           -
Advance from Subsidiary Companies                -               -           -
                                       ------------     ------------- ---------
     Total Capitalization                   10,423           5,258      (1,123)
                                       ------------     ------------- ---------

Current Liabilities
   Notes Payable, Bank                       3,760               -           -
   Long-Term Debt Due Within One Year          961               -           -
   Capital Lease Oblig. Due Within One Year  3,065               -           -
   Accounts Payable                              -           1,498      19,942
   Taxes Accrued                                 -              13      (5,677)
   Deferred Income Taxes                         -               -          45
   Interest Accrued                              -               -           -
   Dividend Payable                              -               -           -
   Other                                         -               -           -
                                        ------------   ------------- ----------
     Total Current Liabilities               7,786           1,511      14,310
                                        ------------   ------------- ----------

Deferred Credits and Other Liabilities
   Capital Lease Obligations                     -               -           -
   Deferred Income Taxes                     1,369              22           -
   Unamortized Investment Tax Credits            -               -           -
   Pension Obligation                            -               -           -
   Non-Pension Postretirement Benefits Oblig.    -               -           -
   Other                                        98             109           -
                                        ------------   ------------- ----------
     Total Def. Credits and Other Liab.      1,467             131           -
                                        ------------   ------------- ----------
   Total                             $      19,676    $      6,900   $  13,187
                                        ============   ============= ==========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                             (Thousands of Dollars)

                                                                  Exhibit A
                                                                  20 of 28

                                            (Sub of PECO)
                                                   Adwin             Energy
                                               Equipment            Trading
                                                 Company            Company
                                            ------------      -------------
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                             $        1          $        -
   Other Paid-In Capital                        18,231                 430
   Retained Earnings                            (3,524)               (138)
                                            ------------       -------------
                                                14,708                 292

Preferred and Preference Stock
   Without Mandatory Redemption                      -                   -
   With Mandatory Redemption                         -                   -
Minority Interest in Preferred Securities of Subsidiaries
                                                     -                   -
Long-Term Debt                                       -                   -
Advance from Subsidiary Companies                    -                   -
                                            ------------       -------------
     Total Capitalization                       14,708                 292
                                            ------------       -------------

Current Liabilities
   Notes Payable, Bank                               -                   -
   Long-Term Debt Due Within One Year                -                   -
   Capital Lease Obligations Due Within One Year     -                   -
   Accounts Payable                                222                   -
   Taxes Accrued                                     -                 (74)
   Deferred Income Taxes                             -                   -
   Interest Accrued                                  -
   Dividend Payable                                  -                   -
   Other                                             -                   -
                                              ------------       -------------
     Total Current Liabilities                     222                 (74)
                                              ------------       -------------

Deferred Credits and Other Liabilities
   Capital Lease Obligations                         -                   -
   Deferred Income Taxes                            21                   -
   Unamortized Investment Tax Credits                -                   -
   Pension Obligation                                -                   -
   Non-Pension Postretirement Benefits Obligation    -                   -
   Other                                            60                   -
                                              ------------       -------------
     Total Deferred Credits and Other Liabilities   81                   -
                                              ------------      -------------
   Total                                     $  15,011          $      218
                                             ============       =============

                                                                    Exhibit A
                                                                     21 of 28

                  PECO Energy Company and Subsidiary Companies
                 Consolidating Statement of Income Eliminations
                      Twelve Months Ended December 31, 1997
                             (Thousands of Dollars)


Elimination No. 1                           Debit              Credit
-----------------                         ----------          ----------
Operating Revenue                           $  43,837
     Operating Expense                                         $  43,837

For eliminating intercompany transactions with respect to sales of energy and rentals, as follows:

                                            Operating           Operating
                                             Revenue            Expenses
                                            ----------          ----------
Susquehanna Power Company                   $  17,217
         Rental of generating and transmission facilities to
         Susquehanna Electric Company
                                                                $  17,217

Susquehanna Electric Company                   25,815
         Sales of electric energy to PECO Energy Company
                                                                   25,815

PECO Energy Power Company                         805
         Rental of transmission facilities to PECO Energy Company
                                                                      805
                                            ----------           ----------

                                            $  43,837           $  43,837
                                            ==========           ==========

                                                                  Exhibit A
                                                                  22 of 28

                  PECO Energy Company and Subsidiary Companies
                 Consolidating Statement of Income Eliminations
                      Twelve Months Ended December 31, 1997
                             (Thousands of Dollars)


Elimination No. 2                                 Debit             Credit
-----------------                             ------------       ------------
Other, Net                                    $  10,382
     Interest Charges                                            $  34,040
     Equity in Earnings of Subsidiary Companie                     (23,658)

For eliminating intercompany items in connection with interest on notes and subsidiary earnings as follows:

                                                                    Equity in
                                                                 Earnings of
                                       Other     Interest         Subsidiary
                                       Income    Charges          Companies
                                       -------   ---------       ------------

PECO Energy Company                    $     4   $     -         $      -
     Interest from Susq. Elec. Co.                     4                -

PECO Energy Capital Corporation          4,149         -                -
     Interest from PECO Energy Capital Limited Partnership
                                             -        66                -
     Interest from PECO Energy Company       -     4,083                -

PECO Energy Capital Limited Partnership 29,887         -                -
     Interest from PECO Energy Company       -    29,887                -

PECO Energy Company                    (21,702)        -                -
     Equity in Earnings of Subsidiary Companies
     PECO Energy Power Company               -         -              969
     Susquehanna Electric Company            -         -             (470)
     PECO Energy Wireless                    -         -           (6,514)
     PECO Energy Capital Corporatio          -         -            2,539
     Eastern Pennsylvania Development Co.    -         -           (2,507)
     Eastern Pennsylvania Exploration Co.    -         -               (8)
     Horizon Energy Company                  -         -          (10,875)
     Exelon                                  -         -           (4,698)
     Energy Trading Company                  -         -             (138)

PECO Energy Capital Corporation           (236)        -                -
     Equity in Earnings of Subsidiary Co.
     PECO Energy Capital Ltd. Partnership    -         -             (236)

PECO Energy Power Company                  786         -                -
     Equity in Earnings of Subsidiary Company
     Susquehanna Power Company               -         -              786

Eastern Pennsylvania Development Co.    (2,506)        -                -
     Equity in Earnings of Subsidiary Companies
     Adwin Realty Company                    -         -           (3,503)
     Adwin Equipment Company                 -         -            2,333
     Energy Performance Services Inc.        -         -           (1,336)
                                     ---------- ----------       ----------
                                     $   10,382 $ 34,040       $  (23,658)
                                     ========== ==========     ============

                                                                 Exhibit A
                                                                  23 of 28

                  PECO Energy Company and Subsidiary Companies
                          Note to Financial Statements
                                December 31, 1997
                             (Thousands of Dollars)


1.  Utility Plant in the balance sheet consists of the following:

                                                Company          Consolidated
                                             -------------      -------------
Plant at Original Cost
     Electric - Transmission & Distribution     $3,476,369       $3,617,666

     Electric - Generation                       1,434,895        1,434,895

Gas                                              1,071,819        1,071,819

Common, Used in All Services                       302,672          331,926
                                               ------------     -------------
                                                $6,285,655       $6,456,306
                                               ------------     -------------

                                                                 Exhibit A
                                                                  24 of 28

                  PECO Energy Company and Subsidiary Companies
                            Schedule of Capital Stock
                                December 31, 1997

                                  Number of Shares                Amount
                              -------------------------         -----------

                             Authorized        Outstanding    (In Thousands)
                            -----------        -----------    --------------
PECO Energy Company
   Preferred Stock - No Par
      Cumulative (Note)
         $7.48 Series        500,000             500,000            $    50,000
         $6.12 Series        927,000             927,000                 92,700
         $4.68 Series        150,000             150,000                 15,000
         $4.40 Series        274,720             274,720                 27,472
         $4.30 Series        150,000             150,000                 15,000
         $3.80 Series        300,000             300,000                 30,000
         Unclassified     12,698,280                   -                      -
                          ----------         -----------            -----------
   Total Preferred Stock  15,000,000           2,301,720                230,172
                          ----------         -----------            -----------
Common Stock - No Par    500,000,000         222,546,562              3,517,731
                         -----------         -----------            -----------
Total Capital Stock                                                 $ 3,747,903
                                                                    ===========


Note: Redeemable, at the option of the Company, at the following dollar amounts per share, plus accrued dividends:

          $4.68 Series - $104.00                      $4.30 Series - $102.00
          $4.40 Series - $112.50                      $3.80 Series - $106.00

          $7.48 Series - $103.74 beginning April 1, 2003

                                                                   Exhibit A
                                                                    25 of 28

                  PECO Energy Company and Subsidiary Companies
                           Schedule of Long-Term Debt
                                December 31, 1997
                             (Thousands of Dollars)

                                                                   Due Within
                                                                     One Year
                                        Long-Term                (Included in
                                             Debt             Long-Term Debt)
                                     ------------             ---------------
PECO Energy Company
   First and Refunding Mortgage Bonds
      5-3/8%  Series due 1998       $  225,000                  $  225,000
      7-1/2%  Series due 1999          250,000                           -
      9-1/4%  Series due 1999           75,000                           -
      5-5/8%  Series due 2001          250,000                           -
      7-3/8%  Series due 2001           80,000                           -
      8%      Series due 2002          200,000                           -
      7-1/2%  Series due 2002          100,000                           -
      7-1/8%  Series due 2002          200,000                           -
      6-1/2%  Series due 2003          200,000                           -
      6-5/8%  Series due 2003          250,000                           -
      6-3/8%  Series due 2005           75,000                           -
      10-1/4% Series due 2007           40,625                       4,063
      7-3/8%  Series due 2021           90,000                           -
      7.60%   Series due 2021           27,030                           -
      6.70%   Series due 2021          160,560                           -
      6-5/8%  Series due 2022           29,540                           -
      8-1/4%  Series due 2022          250,000                           -
      8-5/8%  Series due 2022          125,000                           -
      8-3/4%  Series due 2022          150,000                           -
      7-1/8%  Series due 2023          200,000                           -
      7-3/4%  Series due 2023          100,000                           -
      7-3/4%  Series due 2023          250,000                           -
      7-1/4%  Series due 2024          225,000                           -
      Floating Rate Delaware County     50,000                           -
      Floating Rate Delaware County     50,000                           -
      Floating Rate Delaware County     50,000                           -
      Floating Rate Salem County         4,200                           -
                                    ------------                ------------
                                     3,706,955                     229,063
   Medium-Term Notes                    62,400                      12,400
   Notes Payable-Accts Rcvbl Agree     128,999                           -
   Notes Payable-Banks                  15,574                       5,624
   Pollution Control Notes             212,705                           -
   Unamortized Premium on L-T Debt           6                           -
   Unamortized Discount on L-T Debt    (26,411)                          -
                                    ------------                ------------
Total PECO Energy Company          $ 4,100,228                 $   247,087
                                    ============                ============

                                                                    Exhibit A
                                                                     26 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31, 1997
                             (Thousands of Dollars)

Elimination 1                             Debit     Credit
-------------                            --------  -------
Capital Stock - Sub. Cos., Consol.       $182,790

   Investments in Capital Stock of
   Subsidiary Companies, Consolidated              $182,790

For  eliminating  investments of PECO Energy  Company and Subsidiary Companies,
consolidated, in Capital Stock of Subsidiary Companies as follows:
                                         Stated Value
                                         of Capital Stock        Investment of
                                         --------------       Owning Company
                                                              --------------
Susquehanna Power Company                    $ 47,047             $      -
PECO Energy Power Company                      24,600               47,047
Susquehanna Electric Company                       10                    -
PECO Energy Capital Limited Partnership             -                    -
PECO Energy Capital Corporation                     -                    -
Adwin Realty Company                                1                    -
Energy Performance Services Incorporated            1                    -
Eastern Pennsylvania Development Company            1                    -
Adwin Equipment Company                             1                    -
Horizon Energy Company                            100                    -
PECO Energy Wireless                          111,029                    -
PECO Energy Company                                 -              135,743
                                             --------             --------
                                             $182,790             $182,790
                                             ========             ========

Elimination No. 2                               Debit              Credit
-----------------                            --------            --------
Paid-In Capital - Subsid. Cos., Consol.      $348,636
   Investments in Paid-In Capital of Sub.                        $348,636
      Companies, Consolidated


For  eliminating  investments of PECO Energy  Company and Subsidiary  Companies,
consolidated, in Paid-In Capital of Subsidiary Companies as follows:
                                             Paid-In           Investment of
                                             Capital           Owning Company
                                             ----------        --------------
Susquehanna Power Company                   $  46,715            $     -
PECO Energy Power Company                      73,740             46,715
Susquehanna Electric Company                    1,050                  -
PECO Energy Capital Limited Partnership        21,656                  -
PECO Energy Capital Corporation                53,014             21,656
Adwin Realty Company                           43,814                  -
Energy Performance Services Incorporated       14,710                  -
Eastern Pennsylvania Development Company       54,015             58,524
Adwin Equipment Company                        18,231                  -
PECO Energy Wireless                                -                  -
Horizon Energy Company                          9,900                  -
Exelon                                         11,361                  -
Energy Trading Company                            430                  -
PECO Energy Company                                 -            221,741
                                             ----------         ----------
                                             $348,636           $348,636
                                             ==========         ==========

                                                                  Exhibit A
                                                                   27 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31, 1997
                             (Thousands of Dollars)

Elimination 3                                    Debit             Credit
-------------                                  ---------          ---------
Invest.in Ret. Earn. of Sub. Cos., Consol.     $(79,329)
   Retained Earnings - Subsidiary Companies, Consolidated          $ (79,329)

For  eliminating  investments of PECO Energy  Company and Subsidiary  Companies,
consolidated, in Retained Earnings of Subsidiary Companies as follows:
                                                 Retained        Investment of
                                                 Earnings       Owning Company
                                             -------------       --------------
Susquehanna Power Company                      $  (1,934)          $       -
PECO Energy Power Company                         (1,332)             (1,934)
Susquehanna Electric Company                        (463)                  -
PECO Energy Capital Limited Partnership             (519)                  -
PECO Energy Capital Corporation                        -                (519)
Energy Trading Company                              (138)                  -
Adwin Realty Company                             (18,399)                  -
Energy Performance Services Incorporated          (7,167)                  -
Eastern Pennsylvania Development Company         (22,190)            (25,566)
Adwin Equipment Company                           (3,524)                  -
PECO Energy Wireless                              (6,437)                  -
Horizon Energy Company                           (11,123)                  -
Exelon                                            (6,103)                  -
PECO Energy Company                                    -             (51,310)
                                              -------------       -------------
                                               $ (79,329)          $ (79,329)
                                              =============       =============



Elimination No. 4                              Debit            Credit
-----------------                            ---------         ---------
L-T Debt - Advances from Sub. Cos., Consol.    $ 31,442
L-T Debt - Debentures from Sub. Coms., Consol.  360,175
    Accounts Receivable - Associated Companies, Consolidated    $391,557
    Investments in Indebtedness of Subsidiary Companies, Consolidated
                                                                      60

For  eliminating  investments of PECO Energy  Company and Subsidiary  Companies,
consolidated, in indebtedness of Subsidiary Companies as follows:
                                                Other Accounts
                                                  Receivable     Investment of
                          Advances   Debentures   ------------   Owning Company
                          --------   ----------                  --------------
Susq Elec Co              $     60   $      -   $      -         $       -
PECO Eng. Cap. Ltd. Part.        -          -    360,175                 -
PECO Eng. Cap. Corp.             -          -     31,382                 -
PECO Energy Company         31,382    360,175          -                60
                           -------   ----------  ----------     -------------
                          $ 31,442   $ 360,175  $391,557       $        60
                          ========   ==========  ==========     =============

                                                                  Exhibit A
                                                                  28 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31, 1997
                             (Thousands of Dollars)


Elimination No. 5                     Debit         Credit
-----------------                   --------      --------
Accounts Payable -
 Associated Companies, Consolidated   $ 3,509
   Accounts Receivable - Assoc. Cos.,
   Consolidated
                                                    $ 3,509

For adjusting and eliminating intercompany Accounts Receivables and Payables, as follows:

                                                    Accounts       Accounts
                                                    Payable        Receivable
                                                    ---------      ----------
Susquehanna Power Company                           $  (254)       $  1,248
PECO Energy Power Company                              (832)           (749)
Susquehanna Electric Company                          1,647           2,787
PECO Energy Capital Corporation                         (14)              -
PECO Energy Capital Limited Partnership                   -               -
PECO Energy Company                                   2,962            (258)
PECO Energy Wireless                                      -             481
                                                    ---------      ----------
                                                    $ 3,509        $  3,509
                                                    =========      ==========